Related Parties and Parties-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Parties and Parties-in-Interest	Related Parties and Parties-in-Interest
Certain Plan investments are shares of mutual funds and common collective trust funds managed by the Trustee or its affiliates, and therefore, these transactions qualify as party-in-interest transactions. Additionally, a portion of the Plan’s assets are invested in a unitized fund holding the Company’s common stock. Because the Company is the Plan's sponsor and administrator, transactions involving the Company’s common stock qualify as related party and party-in-interest transactions. Notes receivable from participants qualify as exempt party-in-interest transactions. Subject to future events and circumstances, the Company and the Plan's tax advisor believe that aforementioned party-in-interest transactions qualify as being exempt from ERISA and the IRS' prohibited transaction rules.